As filed with the U.S. Securities and Exchange Commission on October 12, 2010

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

ARYx Therapeutics, Inc.

 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0456039 (I.R.S. Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
(510) 585-2200

(Address of Principal Executive Offices including Zip Code)

2007 Equity Incentive Plan

2007 Non-Employee Directors’ Stock Option Plan

2007 Employee Stock Purchase Plan

(Full title of the plans)

Paul Goddard, Ph.D.
Chairman of the Board and Chief Executive Officer
ARYx Therapeutics, Inc.
6300 Dumbarton Circle
Fremont, CA 94555

(510) 585-2200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James F. Fulton, Jr., Esq.

Cooley LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

(650) 843-5000

**Indicate by a check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (3)
Common Stock, par value $0.001 per share	1,425,041 shares	$0.39	$552,274.64	$39.38

(1)         Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the 2007 Equity Incentive Plan, 2007 Non-Employee Directors’ Stock Option Plan and 2007 Employee Stock Purchase Plan as set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee and non-employee benefit plans described herein.

(2)     Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on October 11, 2010, in accordance with Rule 457(c) of the Securities Act.

(3)     The chart below details the calculation of the registration fee:

Title of Securities to be Registered	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Common Stock, par value $0.001 per share, reserved for future issuance under the 2007 Equity Incentive Plan	1,121,369	$0.39	$434,586.56
Common Stock, par value $0.001 per share, reserved for future issuance under the 2007 Non-Employee Directors’ Stock Option Plan	23,330	0.39	9,041.54
Common Stock, par value $0.001 per share, reserved for future issuance under the 2007 Employee Stock Purchase Plan	280,342	0.39	108,646.54
Total	1,425,041		$552,274.64
Registration Fee			$39.38

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Act.

EXPLANATORY NOTE

This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee and non-employee benefit plans set forth herein are effective.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENT ON FORM S-8

Registrant’s Form S-8 Registration Statements filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 14, 2007 (File No. 333-147385), relating to the Registrant’s 2001 Equity Incentive Plan, 2007 Equity Incentive Plan, 2007 Non-Employee Directors’ Stock Option Plan and 2007 Employee Stock Purchase Plan, and on May 22, 2008 (File No. 333-151095) and May 18, 2009 (File No. 333-159319), relating to Registrant’s 2007 Equity Incentive Plan, 2007 Non-Employee Directors’ Stock Option Plan and 2007 Employee Stock Purchase Plan, are each incorporated herein by reference and made a part hereof.

EXHIBITS

Exhibit No.	Description

3.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

3.2(2)	Bylaws of the Registrant.

4.1	Reference is made to Exhibits 3.1 and 3.2 above.

4.2(3)	Specimen Common Stock certificate of the Registrant.

4.3(4)	Form of Warrant to purchase shares of Series C preferred stock, issued September 3, 2003.

4.4(4)	Form of Warrant to purchase shares of Series C preferred stock, issued December 23, 2002.

4.5(4)	Form of Warrant to purchase shares of Series D preferred stock, issued March 28, 2005 to Lighthouse Capital Partners V, L.P. (“Lighthouse”).

4.6(3)	Amended and Restated Investor Rights Agreement by and between the Registrant and certain of its securityholders, dated October 22, 2007.

4.7(5)	Form of Warrant to purchase shares of Series E preferred stock, issued October 19, 2007 to Lighthouse.

4.8(6)	Form of Warrant to purchase shares of common stock, issued October 17, 2008 to Lighthouse.

4.9(7)	Registration Rights Agreement by and between the Registrant and several investors, dated November 11, 2008.

4.10(7)	Form of Warrant to purchase shares of common stock, issued November 11, 2008 to several purchasers.

4.11(8)	Form of Warrant to purchase shares of common stock, issued December 31, 2008 to Oxford Financial Corporation.

4.12(9)	Registration Rights Agreement by and between the Registrant and Commerce Court Small Cap Value Fund Ltd., dated October 6, 2009.

4.13(10)	Form of Warrant to purchase shares of common stock, issued August 13, 2010 and September 30, 2010 to several purchasers.

5.1	Opinion of Cooley LLP.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney. Reference is made to the signature page of this Registration Statement.

99.1(11)	2007 Equity Incentive Plan.

99.2(12)	2007 Non-Employee Directors’ Stock Option Plan

99.3(13)	2007 Employee Stock Purchase Plan and Enrollment Form.

(1)	Previously filed as the like-numbered exhibit to our Annual Report on Form 10-K (File No. 001-33782), filed with the SEC on March 17, 2008 and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended (File No. 333-145813), filed with the SEC on August 30, 2007 and incorporated herein by reference.

(3)

Previously filed as the like-numbered exhibit to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on November 5, 2007 and incorporated herein by reference.

(4)	Previously filed as the like-numbered exhibit to our Registration Statement on Form S-1, as amended (File No. 333-145813), filed with the SEC on August 30, 2007 and incorporated herein by reference.

(5)

Previously filed as the like-numbered exhibit to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

(6)	Previously filed as the like-numbered exhibit to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on October 23, 2008 and incorporated herein by reference

(7)	Previously filed as the like-numbered exhibit to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on November 12, 2008 and incorporated herein by reference.

(8)	Previously filed as the like-numbered exhibit to our Annual Report on Form 10-K (File No. 001-33782), filed with the SEC on March 27, 2009 and incorporated herein by reference.

(9)	Previously filed as the like-numbered exhibit to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on October 8, 2009 and incorporated herein by reference.

(10)	Previously filed as Exhibit 4.1 to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on August 16, 2010 and incorporated herein by reference.

(11)	Previously filed as Exhibit 10.5 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

(12)	Previously filed as Exhibit 10.7 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

(13)	Previously filed as Exhibit 10.9 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

UNDERTAKINGS

1.  The undersigned registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(i) and (a)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Fremont, State of California, on this 12th day of October, 2010.

ARYX THERAPEUTICS, INC.

By:	/S/ PAUL GODDARD, PH.D.
Paul Goddard, Ph.D.
Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Paul Goddard, Ph.D. and John Varian and each of them acting individually, as his true and lawful attorneys-in-fact and agents, with full power of each to act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form S-8, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, with full power of each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PAUL GODDARD, PH.D.	Chief Executive Officer, Chairman of the Board and Director	October 12, 2010
Paul Goddard, Ph.D.	(Principal Executive Officer)

/S/ JOHN VARIAN	Chief Operating Officer and Chief Financial Officer	October 12, 2010
John Varian	(Principal Financial Officer)

/S/ JASON BARKER	Senior Director of Finance	October 12, 2010
Jason Barker	(Principal Accounting Officer)

/S/ DAVID BEIER	Director	October 12, 2010
David Beier

/S/ LARS G. EKMAN, M.D. PH.D.	Director	October 12, 2010
Lars G. Ekman, M.D., Ph.D.

Signature	Title	Date

/S/ KEITH R. LEONARD	Director	October 12, 2010
Keith R. Leonard

/S/ HERM ROSENMAN	Director	October 12, 2010
Herm Rosenman

/S/ PAUL J. SEKHRI	Director	October 12, 2010
Paul J. Sekhri

/S/ NICHOLAS SIMON	Director	October 12, 2010
Nicholas Simon

EXHIBIT INDEX

Exhibit No.	Description

3.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

3.2(2)	Bylaws of the Registrant.

4.1	Reference is made to Exhibits 3.1 and 3.2 above.

4.2(3)	Specimen Common Stock certificate of the Registrant.

4.3(4)	Form of Warrant to purchase shares of Series C preferred stock, issued September 3, 2003.

4.4(4)	Form of Warrant to purchase shares of Series C preferred stock, issued December 23, 2002.

4.5(4)	Form of Warrant to purchase shares of Series D preferred stock, issued March 28, 2005 to Lighthouse Capital Partners V, L.P. (“Lighthouse”).

4.6(3)	Amended and Restated Investor Rights Agreement by and between the Registrant and certain of its securityholders, dated October 22, 2007.

4.7(5)	Form of Warrant to purchase shares of Series E preferred stock, issued October 19, 2007 to Lighthouse.

4.8(6)	Form of Warrant to purchase shares of common stock, issued October 17, 2008 to Lighthouse.

4.9(7)	Registration Rights Agreement by and between the Registrant and several investors, dated November 11, 2008.

4.10(7)	Form of Warrant to purchase shares of common stock, issued November 11, 2008 to several purchasers.

4.11(8)	Form of Warrant to purchase shares of common stock, issued December 31, 2008 to Oxford Financial Corporation.

4.12(9)	Registration Rights Agreement by and between the Registrant and Commerce Court Small Cap Value Fund Ltd., dated October 6, 2009.

4.13(10)	Form of Warrant to purchase shares of common stock, issued August 13, 2010 and September 30, 2010 to several purchasers.

5.1	Opinion of Cooley LLP.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney. Reference is made to the signature page of this Registration Statement.

99.1(11)	2007 Equity Incentive Plan.

99.2(12)	2007 Non-Employee Directors’ Stock Option Plan

99.3(13)	2007 Employee Stock Purchase Plan and Enrollment Form.

(1)	Previously filed as the like-numbered exhibit to our Annual Report on Form 10-K (File No. 001-33782), filed with the SEC on March 17, 2008 and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended (File No. 333-145813), filed with the SEC on August 30, 2007 and incorporated herein by reference.

(3)

Previously filed as the like-numbered exhibit to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on November 5, 2007 and incorporated herein by reference.

(4)	Previously filed as the like-numbered exhibit to our Registration Statement on Form S-1, as amended (File No. 333-145813), filed with the SEC on August 30, 2007 and incorporated herein by reference.

(5)

Previously filed as the like-numbered exhibit to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

(6)	Previously filed as the like-numbered exhibit to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on October 23, 2008 and incorporated herein by reference

(7)	Previously filed as the like-numbered exhibit to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on November 12, 2008 and incorporated herein by reference.

(8)	Previously filed as the like-numbered exhibit to our Annual Report on Form 10-K (File No. 001-33782), filed with the SEC on March 27, 2009 and incorporated herein by reference.

(9)	Previously filed as the like-numbered exhibit to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on October 8, 2009 and incorporated herein by reference.

(10)	Previously filed as Exhibit 4.1 to our Current Report on Form 8-K (File No. 001-33782), filed with the SEC on August 16, 2010 and incorporated herein by reference.

(11)	Previously filed as Exhibit 10.5 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

(12)	Previously filed as Exhibit 10.7 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

(13)	Previously filed as Exhibit 10.9 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.